UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2023
SERA PROGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40606	26-1911522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2749 East Parleys Way, Suite 200 Salt Lake City, Utah	84109
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code: (801) 990-0520
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SERA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously reported on the Current Report on Form 8-K filed by Sera Prognostics, Inc. (the “Company”) on May 15, 2023, Gregory C. Critchfield, M.D., M.S. notified the Company of his intention to retire from the position of President and Chief Executive Officer of the Company and Chairman of the Board of Directors, effective as of June 8, 2023 (the “Retirement Date”). On May 15, 2023 (the “Effective Date”), the Company entered into a Retirement and Transition Agreement with Dr. Critchfield (the “Transition Agreement”) that provides the Company will pay Dr. Critchfield, in consideration for, among other things, his compliance with certain restrictive covenants, including customary non-compete and non-solicitation covenants, and a typical release of claims, (i) severance pay equal to $584,000, or one year of his current annual base salary, and (ii) his pro rata bonus for calendar year 2023 in an amount equal to $131,400. Furthermore, any unvested portion of the stock options and other stock-based equity awards held by Dr. Critchfield are immediately forfeited as of the Effective Date and cease to vest as of the Effective Date, provided that any stock options that have vested as of the Effective Date will remain exercisable by Dr. Critchfield for the balance of the remaining term of such option grant. Mr. Critchfield is also entitled to continued health insurance coverage for the lesser of (i) the duration of such coverage under COBRA, (ii) until the date Dr. Critchfield becomes eligible to receive health insurance in connection with new employment or self-employment, or (iii) 12 months following the Retirement Date. The Transition Agreement also includes other customary provisions.
The foregoing is a summary description of the terms and conditions of the Transition Agreement and is qualified in its entirety by reference to the Transition Agreement, a copy of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ending June 30, 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SERA PROGNOSTICS, INC.

By:	/s/ Benjamin G. Jackson
Benjamin G. Jackson
Secretary and General Counsel
Date: May 19, 2023